UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

Item 1.    Reports to Stockholders.

(a)      A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Ninety One Global Franchise Fund Ninety One International Franchise Fund Ninety One Emerging Markets Equity Fund Ninety One Global Environment Fund INVESTMENT ADVISER: NINETY ONE NORTH AMERICA, INC.

Advisors’ Inner Circle Fund III April 30, 2023 Semi-Annual Report

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
APRIL 30, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-IAM-USA1; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

Ninety One Global Franchise 40Act Fund – Semi-Annual Review – October 31, 2022 to April 30, 2023

Fund performance

The Fund delivered a positive return but lagged its benchmark. Stock selection in health care and IT detracted at the sector level, although some of this was offset by selections in consumer staples and discretionary.

At the individual level, wealth manager Charles Schwab slipped back amid concerns following the collapse of SVB that Schwab could also face increased deposit withdrawals, shrinking its deposit base and impacting the net interest income Schwab earns from its investments in longer dated US government-backed securities. We believe the company’s capital position remains strong, it has several sources of liquidity, net new business remained robust in March and the pace of cash sorting has continued to slow to an equilibrium level. We continue to monitor the situation closely.

Software company Autodesk detracted, on little specific news. The company’s investor day in March was well received, with the strategy and fundamental progression remaining consistent. We believe today’s share price reflects a lot of negative sentiment and underappreciates the secular growth opportunities. HR outsourcing provider Automatic Data Processing has slipped back after its updated fiscal 2023 guidance reduced the outlook for its PEO Services division after growth normalised following the pandemic faster than expected. That said, we continue to expect long-term secular growth in the PEO, which works with small and medium-sized businesses.

Healthcare company Johnson & Johnson has come under pressure after a federal court rejected its plan to use a specially created unit to handle lawsuits relating to its now-withdrawn baby powder. We continue to monitor events closely. In April, the company delivered a strong headline beat and guidance raise for the fiscal year. Fellow drug maker Roche slipped back. Recent results came in ahead of consensus, and guidance was reiterated on all key metrics. It was disappointing to note that an experimental Alzheimer’s drug disappointed in late-stage trials, following similar treatment by competitors that showed promise.

More positively, online travel agent Booking Holdings contributed, against the backdrop of accelerating booking momentum, reflecting a continued recovery in travel. The company has also increased the pace of its buyback. We remain confident in the company’s outlook, with its capital light nature enabling it to act nimbly if a downturn takes hold. Skincare company Beiersdorf has outperformed.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

We were particularly by the overall organic growth of the NIVEA brand over the past 12 months and margin progression has been robust, specifically from the Derma and sun care businesses.

Lithography equipment maker ASML has had a strong six months. Q4 results were robust, backed up by stronger than expected 2023 revenue guidance, which the company stressed should not be materially affected by an agreement between the Netherlands, the US and Japan to restrict exports of some advanced chipmaking machinery to China. The company’s order book stands at over €40bn, offering long-term visibility.

Microsoft advanced, with investors gravitating toward their balance-sheet strength, durable revenue streams. In addition, the company posted robust recent results and a positive outlook, with both consumer and commercial sides of the business improving. Growth going forward will be further supported with the the acceleration of AI related products and services. Gaming company NetEase has had a strong run as China’s loosening of its zero-COVID policy lifts sentiment towards the nation’s equities. Its most recent results beat consensus estimates due to newer releases in particular, and Chinese gaming stocks were given a boost after the regulator released the first batch of 88 domestic game approvals in 2023 – which slightly exceeded expectations – and indicating a more supportive stance towards the industry.

Outlook

As we move deeper into 2023, the risk of a global recession remains high. Although some headline figures have eased, inflation is proving persistent and elevated. As a result, there has been little let up to the hawkish rhetoric from central banks as they continue lifting interest rates. The speed and quantum of Federal Reserve (Fed) rate hikes deserves some context. Before 2022, the Fed hadn’t lifted rates by 75 basis points (bps) since 1994. Last year, there were four consecutive 75bp hikes. It was inevitable that the market would see some fall out in the face of this unprecedented action, and this was on show in the first quarter with the banking crisis. However, what hasn’t changed is the fact that in uncertain times, the best defence against inflation remains pricing power, which the most valuable characteristic companies can possess in such an environment, together with a reasonable starting valuation.

Looking ahead, while there is still some time to run until the rate environment normalises, we believe investors’ attention will start to turn more towards business fundamentals, especially as earnings forecasts across the market have retraced from elevated levels. Furthermore, although it is still not clear when the rate cycle will ease, it is notable that quality has historically outperformed as a style in the years

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

after a hiking cycle has ended. As the economic outlook comes under increasing pressure – which may ultimately lead to rates being lowered – quality companies’ earnings and cash flows should prove to be more robust. However, if rates do prove to be higher for longer, quality companies are still well positioned due to their balance sheet strength. Regardless of the path of future rates, we believe that if we do enter a more challenging time for corporate profitability, earnings resilience and strong balance sheets are likely to be the key for equity returns going forward.

We do not believe the current environment has significantly changed the fundamentals of the companies we own, which continue to compound cashflows at attractive rates. We remain comfortable that the quality attributes we seek (enduring competitive advantages, dominant market positions, strong balance sheets, lower cyclicality, low capital intensity, sustainable cash generation and disciplined capital allocation) are all well suited to both current conditions and for uncertain times ahead. The companies we own have invested substantially to reinforce their business models, with significant exposure to key long-term trends such as data usage and digitalisation, ageing populations and health care, and nutrition and wellness. The portfolio is also very well positioned to contend with the growing threat of climate change, with a carbon footprint that is less than 20% of that emitted by the wider market.

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

Ninety One International Franchise 40Act Fund – Semi-Annual Review – I Share - October 31, 2022 to April 30, 2023

Fund performance

The Fund delivered a positive absolute return and outperformed its benchmark. Stock selection in consumer staples, IT and financials – particularly not holding banks – drove much of the alpha. Some of this was offset by stock selection in health care.

At the individual level, Luxury goods maker Hermes posted a 23% increase in Q4 sales compared to the prior year, demonstrating its resilience both to disruptions in China and the broader slowdown in economic growth. Constellation Software advanced, on little specific news other than the momentum towards software during the quarter. Results at the end of the March were solid.

Cosmetics company L’Oreal outperformed with robust results, especially from Active Cosmetics with c22% organic growth in FY22 and c19% in Q4. The results highlighted L’Oreal’s resilience due to their balanced portfolio across both prestige and mass beauty. L’Oreal continues to gain market share across all divisions. Skincare company Beiersdorf has outperformed. We were particularly by the overall organic growth of the NIVEA brand over the past 12 months and margin progression has been robust, specifically from the Derma and sun care businesses.

German software maker SAP outperformed after strong results and their continued business model transition to the cloud. The company are projecting 10-13% growth for operating profits, offsetting weaker-than-expected free cash flow growth, which can be explained by a newly planned restructuring that involves 2.5% of its headcount. The company also said it will explore a potential sale of its 71% stake in Qualtrics, the customer survey software company it spun off in an IPO in 2021.

More negatively, consultant Accenture detracted after Q1 23 results were impacted by slightly softer results in its consulting bookings. Positively, we note that revenue was strong and above guidance, and the company reaffirmed its annual forecast. Clinical research provider ICON detracted on continued concerns about biotech funding, and that the broader development market is softening. However, ICON’s outlook was recently reaffirmed, with management guiding towards 5% top-line growth, 8-9% EPS growth with $1.1 billion of free cash flow.

Drug maker Roche slipped back. In October, Q3 results slightly missed consensus, but its outlook and pipeline remain healthy. It was disappointing to note that an experimental Alzheimer’s drug disappointed in late-stage trials, especially with

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

similar treatment by competitors showing promise. Check Point Software slipped back on little specific news other than broader concerns around spending intentions in the software space. In its results at the very start of May, Q1 EBIT margins came in ahead of expectations on improving supply chain dynamics and expense discipline.

Outlook

As we move deeper into 2023, the risk of a global recession remains high. Although some headline figures have eased, inflation is proving persistent and elevated. As a result, there has been little let up to the hawkish rhetoric from central banks as they continue lifting interest rates. The speed and quantum of Federal Reserve (Fed) rate hikes deserves some context. Before 2022, the Fed hadn’t lifted rates by 75 basis points (bps) since 1994. Last year, there were four consecutive 75bp hikes. It was inevitable that the market would see some fall out in the face of this unprecedented action, and this was on show in the first quarter with the banking crisis. However, what hasn’t changed is the fact that in uncertain times, the best defence against inflation remains pricing power, which the most valuable characteristic companies can possess in such an environment, together with a reasonable starting valuation.

Looking ahead, while there is still some time to run until the rate environment normalises, we believe investors’ attention will start to turn more towards business fundamentals, especially as earnings forecasts across the market have retraced from elevated levels. Furthermore, although it is still not clear when the rate cycle will ease, it is notable that quality has historically outperformed as a style in the years after a hiking cycle has ended. As the economic outlook comes under increasing pressure – which may ultimately lead to rates being lowered – quality companies’ earnings and cash flows should prove to be more robust. However, if rates do prove to be higher for longer, quality companies are still well positioned due to their balance sheet strength. Regardless of the path of future rates, we believe that if we do enter a more challenging time for corporate profitability, earnings resilience and strong balance sheets are likely to be the key for equity returns going forward.

We do not believe the current environment has significantly changed the fundamentals of the companies we own, which continue to compound cashflows at attractive rates. We remain comfortable that the quality attributes we seek (enduring competitive advantages, dominant market positions, strong balance sheets, lower cyclicality, low capital intensity, sustainable cash generation and disciplined capital allocation) are all well suited to both current conditions and for uncertain times ahead. The companies we own have invested substantially to reinforce their business models, with significant exposure to key long-term trends such as data usage and digitalisation, ageing populations and health care, and nutrition and wellness. The portfolio is also very well positioned to contend with the growing

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

threat of climate change, with a carbon footprint that is less than 20% of that emitted by the wider market.

Definition of the Comparative Index

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 27 Emerging Markets countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2023 (UNAUDITED)

Ninety One Emerging Market Equity 40Act Fund – Semi-Annual Review – October 31, 2022 to April 30, 2023

Fund performance

In a volatile period for markets, the portfolio underperformed the benchmark*.

Stock selection was responsible for underperformance, led by the technology sector with leading Indian IT services business Infosys suffering from weaker expectations for IT services spending amid the current economic uncertainty. The shares have been sold. Positioning in communications services weighed on returns. PT Telekom underperformed the broader indices as its low beta to a rallying benchmark meant that there was a rotation into other areas of the market. We have sold our holding in the stock. A number of leading Chinese internet stocks rallied over the period and being underweight Tencent Holdings proved unhelpful. However, this was partly offset by a position in Naspers, one of its shareholders, which rallied along with Tencent and was one of the leading positive contributors to performance. Gaming company NetEase also offset some of the losses in the sector, as it outperformed following improving sentiment towards Chinese equities, and further gaming licensing approvals.

Energy focussed conglomerate Reliance Industries sold off with the wider Indian equity market, in addition to earnings downgrades on lower expectations for refining margins. This position has been exited. Elsewhere, Dutch fertiliser and industrial chemicals producer OCI detracted on softer fertiliser prices. Brazilian bank Banco Bradesco released Q3 results which fell short of market expectations. We exited the shares.

In contrast, stock selection in financials contributed to returns. Shares in AIA recovered on hopes that China’s reopening steps could lead to fewer sales disruptions in mainland China as well as a recovery in sales to mainland visitors in Hong Kong. In materials, Zijin Mining benefited as copper prices rose sharply on expectations of increased Chinese demand as the economic outlook improved. Prices retreated slightly as the period rolled on as the China reopening story lost momentum. The company, which carries material exposure to gold, also rallied towards the end of the period as investor concerns over the state of the global banking system pushed gold above the US$2,000 per ounce level. Also in China, Tsingtao Brewery performed well, primarily driven by expectations of increased demand as lockdowns ease and the economy reopens.

Semiconductor company TSMC performed well following indications that market pricing in the semiconductor cycle was bottoming, supported by industry commentary

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2023 (UNAUDITED)

that inventories have declined. In addition, it benefited from the potential uptick in regulation from the US, impacting key peers. TSMC also posted decent Q4 results. While revenues posted a slight miss, overall profitability was up due to favourable FX and improved costs.

*Based on the 40Act Emerging Market Equity Fund, I Share, covering 6m to end-April 2023.

Outlook

Who would be a central banker? Although monetary tightening has yet to move real interest rates into positive territory in the developed world, there have already been the first signs of systemic weakness in its banking system, with a number of banks falling into existential difficulties. How compatible is aggressive monetary tightening with a developed world awash with debt? Bubbly asset markets tend not to gently deflate, and rising concerns around commercial property are evidence of this fact. The truth is that even if developed market central bankers pause here, nervous commercial bankers are likely to continue to ration credit given a desire to remain as liquid as possible. Global economic and monetary uncertainty is high, and geopolitics offers a number of current and potential flashpoints, which means stock market volatility is also likely to be high.

However, in emerging markets policy confusion has in general not been in evidence, and conventional central bankers across Latin America and Eastern Europe have moved rapidly to head-off incipient inflation with consecutive rounds of aggressive interest rate increases. Tight monetary policy now implies that interest rates across a number of emerging markets may have peaked; in other words, emerging markets are ahead of developed markets in the tightening cycle. While of course China is in a different cycle altogether and likely to see accelerating economic growth in 2023. The decision by Alibaba’s management to unveil a potential six-way split in its business is not one that would have been taken without the Chinese government’s acquiescence, indicating that regulatory pressures in China have lessened in the short-term. The ferocious headwinds to emerging markets – monetary tightening and regulatory over-reach – are potentially beginning to turn into tailwinds. Discounted valuations in emerging markets imply that such tailwinds are not remotely priced in, so the payback for weathering near term volatility could be more positive medium to long-term returns in the asset-class.

Definition of the Comparative Index

The MSCI Emerging Markets Equity Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2023 (UNAUDITED)

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2023 (UNAUDITED)

Ninety One Global Environment 40Act Fund – Semi-Annual Review – October 31, 2022 to April 30, 2023

Fund performance

The Fund outperformed the benchmark. The six months to the end of April 2023 were broadly positive for global equities, but it was a volatile period. The opening of China’s economy following the easing of COVID restrictions, hopes that the US Federal Reserve and other central banks may be nearing the end of their interest-rate-hiking cycles, and declining energy prices were supportive of stock markets. However, persistent inflation and recession fears periodically weighed on sentiment.

At the stock level, the main contributors to relative returns included Ansys, which develops software solutions that help to accelerate product time-to-market, reduce production costs and improve engineering processes. The company benefited from solid earnings results reflecting broad-based growth across regions and industries. Infineon Technologies, a market-leading power semiconductor company, outperformed partly on a strong set of results, reflecting robust demand across autos/ electric-vehicles (EVs) and industrials/renewables. Voltronic Power Technology is a design & manufacturing service supplier for uninterruptible power systems (UPS) and photovoltaic (PV) inverters, which enable energy efficiency as well as the integration of renewables; it also outperformed on improving results. Schneider Electric, which provides energy-management and industrial-automation solutions, outperformed along with more cyclically sensitive equities in Q1 in particular. Iberdrola, based in Spain, is a global electric utility and a leader in renewables; it outperformed partly after reporting solid results in the period, with notable progress in growing its business outside of Spain.

The main detractors from relative returns included Wuxi Lead Intelligent Equipment, which designs, manufactures and sells battery production equipment and services to leading electric-vehicle battery manufacturers. Slightly weaker sentiment around global EV demand weighed on the stock to some extent, but there were no developments to change our view that the company remains well-placed to benefit from the shift to electrified transport. Autodesk, which provides design software for the construction and manufacturing industries which can help manage the lifecycle carbon emissions of buildings and products, underperformed after lowering its full-year billings outlook, citing the weakening macro outlook. TE Connectivity, the world leader in connectivity and sensor solutions across a broad range of applications, also underperformed, following a period of strong performance in the prior six months; while the decarbonisation-linked structural trends supporting the business remained robust, some concerns over the macro/cyclical outlook weighed on the stock. The share price of NextEra Energy, the world’s largest generator of electricity

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2023 (UNAUDITED)

from wind and solar, was impacted by sentiment relating to the retirement of Florida Power & Light CEO Eric Silagy. That aside, the company delivered solid recent results. Not holding some of the US mega-cap stocks, which are not part of our decarbonisation universe, also detracted. Zero weights in Microsoft and Meta Platforms were among the top detractors from relative returns in a generally strong period for the large US tech-focused businesses.

*Based on the 40Act Global Environment Fund, I Share, covering 6m to end-April 2023.

Outlook

It has been a mixed 12 months for equity investors. But while the near-term picture remains uncertain, we begin the second quarter of 2023 with a strongly positive outlook for the Global Environment strategy, and for the decarbonisation investment opportunity more broadly.

First, we see advantages for our approach in the fact that our decarbonisation universe is highly diverse – including by size, sector, region and company/equity characteristics (e.g., defensive or more cyclically exposed) – and becoming more so as the energy transition progresses across industries and regions. Diversifying the portfolio and balancing risks will remain a cornerstone of our portfolio construction. We will also continue expanding our research into new sectors and businesses where we see decarbonisation-linked opportunities emerging. Promising areas we are watching closely currently include other emerging markets with accelerating net-zero targets like India, and companies involved in producing the ‘picks and shovels’ needed for the hydrogen economy.

Second, from a nearer-term perspective, we see advantages in this economic environment for the types of companies we seek to invest in: i.e., businesses that are positively exposed to the structural growth driven by the shift to a low-carbon economy; that have leading market positions and durable competitive advantages; and that we believe represent good value relative to our estimate of their intrinsic worth. The first and second of these attributes give many of our holdings pricing power, which is a notable benefit in times of rising prices and cyclical headwinds. And while some of our holdings are more cyclically exposed than others, we believe that the structural drivers of growth dominate the cyclical drivers for every company that we own.

Third, we believe our valuation discipline should stand us in good stead in the year ahead. While market volatility can be challenging, it can also drive wide dislocations between share prices and intrinsic value, as we saw in 2022 and were able to capitalise on with some of our holdings. We will continue to seek to capture these opportunities, while maintaining our long-term focus.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2023 (UNAUDITED)

Finally, and most importantly, we would highlight that events of the past year or so have significantly strengthened the long-term structural tailwinds behind companies that are enabling sustainable decarbonisation. Energy security concerns and rising costs have added to the urgency to accelerate the energy transition and improve energy efficiency. Put another way, we expect policymakers, companies and consumers to remain strongly motivated this year and beyond to make decisions that favour the types of business we invest in.

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

SECTOR WEIGHTINGS †:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.8%

	Shares	Value

CHINA — 3.2%
NetEase ADR	105,696	$9,420,684

GERMANY — 4.4%
Beiersdorf	92,057	12,878,319

IRELAND — 2.4%

ICON*	36,891	7,108,527

NETHERLANDS — 6.5%
ASML Holding	30,519	19,404,594

SOUTH KOREA — 1.7%
Samsung Electronics GDR	4,208	5,148,386

SWITZERLAND — 7.7%
Nestle	106,137	13,674,404
Roche Holding	29,141	9,164,178

		22,838,582

UNITED KINGDOM — 1.9%
St. James’s Place	366,054	5,567,642

UNITED STATES — 71.0%

Autodesk*(a)	48,253	9,399,202
Automatic Data Processing	35,906	7,899,320
Becton Dickinson	41,522	10,974,680
Booking Holdings *(a)	6,476	17,396,544
Charles Schwab	59,505	3,108,541
Check Point Software Technologies *(a)	58,019	7,389,300
Electronic Arts (a)	69,322	8,823,304
Estee Lauder, Cl A (a)	43,287	10,679,768

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)
FactSet Research Systems	18,178	$7,483,701
Fox	162,011	5,388,486
Intuit	30,951	13,740,697
Johnson & Johnson	60,632	9,925,458
Microsoft	62,555	19,220,649
Moody’s	49,906	15,626,567
Philip Morris International (a)	137,105	13,706,387
S&P Global	20,735	7,518,096
VeriSign *	64,569	14,321,404
Visa, Cl A (a)	121,208	28,208,738

		210,810,842

Total Common Stock (Cost $260,299,054)		293,177,576

Total Investments— 98.8% (Cost $260,299,054)		$293,177,576

Percentages are based on Net Assets of $296,752,881.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

The following is a summary of the level of the inputs used as of April 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$9,420,684	$—	$—	$9,420,684
Germany	—	12,878,319	—	12,878,319
Ireland	7,108,527	—	—	7,108,527
Netherlands	—	19,404,594	—	19,404,594
South Korea	5,148,386	—	—	5,148,386
Switzerland	—	22,838,582	—	22,838,582
United Kingdom	—	5,567,642	—	5,567,642
United States	210,810,842	—	—	210,810,842

Total Investments in Securities	$232,488,439	$60,689,137	$—	$293,177,576

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.2%

	Shares	Value

AUSTRALIA — 5.3%

CSL	241	$48,051
REA Group	438	41,140

		89,191

CANADA — 4.9%

Constellation Software	42	82,118

CHINA — 5.8%

Hangzhou Tigermed Consulting, Cl H	2,500	20,825
Kweichow Moutai, Cl A	146	37,166
NetEase	2,300	40,944

		98,935

FRANCE — 13.4%

EssilorLuxottica	433	85,888
Hermes International	27	58,731
L’Oreal	172	82,358

		226,977

GERMANY — 12.4%

Beiersdorf	409	57,217
SAP	766	103,849
Siemens Healthineers	773	48,270

		209,336

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

HONG KONG — 2.8%
AIA Group	4,400	$47,902

IRELAND — 2.6%

ICON *	224	43,163

NETHERLANDS — 10.4%
ASML Holding	91	57,860
Heineken	429	49,354
Wolters Kluwer	521	69,160

		176,374

SWITZERLAND — 13.2%
Alcon	772	56,454
Lonza Group	66	41,336
Nestle	627	80,781
Roche Holding	144	45,285

		223,856

TAIWAN — 3.0%
Taiwan Semiconductor Manufacturing ADR	594	50,074

UNITED KINGDOM — 11.0%
Experian	1,203	42,597
InterContinental Hotels Group	434	29,844
London Stock Exchange Group	544	57,123
Reckitt Benckiser Group	689	55,684

		185,248

UNITED STATES — 13.4%
Accenture, Cl A (a)	177	49,611
Check Point Software Technologies *(a)	241	30,694
Mastercard, Cl A (a)	245	93,107
Philip Morris International (a)	538	53,784

		227,196

Total Common Stock (Cost $1,696,667)		1,660,370

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2023 (UNAUDITED)

PREFERRED STOCK — 1.3%

	Shares	Value

GERMANY — 1.3%
Sartorius (b) (Cost $25,739)	59	$22,976

Total Investments— 99.5% (Cost $1,722,406)		$1,683,346

Percentages are based on Net Assets of $1,690,973.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.
(b)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the level of the inputs used as of April 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$89,191	$—	$89,191
Canada	82,118	—	—	82,118
China	—	98,935	—	98,935
France	—	226,977	—	226,977
Germany	—	209,336	—	209,336
Hong Kong	—	47,902	—	47,902
Ireland	43,163	—	—	43,163
Netherlands	—	176,374	—	176,374
Switzerland	—	223,856	—	223,856
Taiwan	50,074	—	—	50,074
United Kingdom	—	185,248	—	185,248
United States	227,196	—	—	227,196
Preferred Stock
Germany	—	22,976	—	22,976

Total Investments in Securities	$402,551	$1,280,795	$—	$1,683,346

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2023 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.3%

	Shares	Value

AUSTRIA — 1.0%
Erste Group Bank	72,958	$2,657,743

BRAZIL — 6.0%
Ambev ADR *	1,580,996	4,426,789
Cyrela Brazil Realty SA	373,987	1,154,961
Multiplan Empreendimentos Imobiliarios *	468,314	2,420,740
Porto Seguro *	628,042	3,144,698
Vale ADR, Cl B	308,934	4,451,739

		15,598,927

CHILE — 0.6%
Sociedad Quimica y Minera de Chile ADR	23,475	1,584,093

CHINA — 23.4%
Alibaba Group Holding *	849,836	8,985,563
Bosideng International Holdings	5,134,000	2,531,893
China Longyuan Power Group, Cl H	2,978,000	3,125,210
Contemporary Amperex Technology, Cl A	60,579	2,027,130
East Money Information, Cl A	—	1
ENN Energy Holdings	248,100	3,401,742
Haier Smart Home, Cl H	883,200	2,878,772
Hongfa Technology, Cl A	193,224	873,863
Jingjin Equipment, Cl A	299,548	1,252,073
Kweichow Moutai, Cl A	9,770	2,487,066

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2023 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

CHINA (continued)
Meituan, Cl B *	167,310	$2,859,313
NetEase	232,600	4,140,707
New Oriental Education & Technology Group ADR *	39,699	1,809,877
Ping An Insurance Group of China, Cl H	798,000	5,821,640
Tencent Holdings	90,700	4,028,414
Trip.com Group ADR *	90,811	3,225,273
Tsingtao Brewery, Cl H	348,000	3,725,441
Weichai Power, Cl A	1,498,604	2,496,872
Zijin Mining Group, Cl H	3,094,000	5,238,147

		60,908,997

HONG KONG — 6.5%
AIA Group	495,200	5,391,108
China International Capital, Cl H	786,000	1,651,541
Hong Kong Exchanges & Clearing	68,400	2,839,665
Hua Hong Semiconductor *	710,000	2,917,376
Pacific Basin Shipping	4,962,000	1,726,505
WH Group	4,217,623	2,348,040

		16,874,235

HUNGARY — 0.5%
Richter Gedeon Nyrt	54,050	1,307,669

INDIA — 12.1%
HDFC Bank	267,581	5,532,294
Hindustan Aeronautics	91,048	3,260,541
ITC	702,537	3,663,563
Kotak Mahindra Bank	100,406	2,389,669
Larsen & Toubro	126,057	3,654,706
Macrotech Developers	152,437	1,736,704
Mahindra & Mahindra	163,716	2,463,215
Max Healthcare Institute *	429,330	2,419,098
Muthoot Finance	48,830	610,643
Power Grid Corp of India	1,002,451	2,914,935
UPL	206,757	1,876,470
Zomato *	1,276,263	1,020,567

		31,542,405

INDONESIA — 1.5%
Bank Central Asia	6,243,800	3,863,985

MALAYSIA — 1.0%
CIMB Group Holdings	2,188,600	2,486,516

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2023 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

MEXICO — 5.8%
Arca Continental	279,266	$2,658,902
Grupo Aeroportuario del Sureste, Cl B	62,617	1,787,912
Grupo Mexico	747,648	3,644,364
Ternium ADR	60,386	2,617,733
Wal-Mart de Mexico	1,070,714	4,301,494

		15,010,405

NETHERLANDS — 0.7%
OCI	71,841	1,896,636

PORTUGAL — 0.7%
Jeronimo Martins SGPS	70,070	1,771,596

QATAR — 0.6%
Qatar National Bank QPSC	370,245	1,567,747

RUSSIA — 0.0%
Moscow Exchange MICEX-RTS PJSC (a)	491,250	—

SAUDI ARABIA — 1.6%
Saudi Arabian Oil	291,190	2,806,798
Saudi British Bank	129,724	1,259,455

		4,066,253

SOUTH AFRICA — 7.6%
Anglo American	114,307	3,522,689
Bid Corp	82,580	1,882,249
FirstRand	752,300	2,652,579
Naspers, Cl N	47,534	8,477,545
Netcare	641,119	560,169
Sanlam	660,051	2,037,147
Shoprite Holdings	61,215	747,427

		19,879,805

SOUTH KOREA — 9.3%
LG	30,865	2,020,163
LG Energy Solution *	7,386	3,219,081
OCI	18,771	1,688,514
Samsung Electronics	305,277	15,020,879
Samsung Life Insurance	44,006	2,181,639

		24,130,276

TAIWAN — 12.7%
Fubon Financial Holding	1,754,997	3,379,950
Hon Hai Precision Industry	1,115,000	3,799,418
MediaTek	84,000	1,826,483

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2023 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

TAIWAN (continued)
Novatek Microelectronics	186,000	$2,542,828
Taiwan Semiconductor Manufacturing	1,308,000	21,419,276

		32,967,955

THAILAND — 1.6%
Bangkok Bank	859,600	3,963,958
Minor International	278,900	258,325

		4,222,283

TURKEY — 0.2%
TAV Havalimanlari Holding *	113,849	412,964

UNITED ARAB EMIRATES — 2.9%
Abu Dhabi Commercial Bank PJSC	879,428	2,113,131
Aldar Properties PJSC	1,894,964	2,795,277
Emaar Properties PJSC	1,593,264	2,583,307

		7,491,715

UNITED KINGDOM — 1.0%
Mondi	160,632	2,560,024

Total Common Stock (Cost $254,038,773)		252,802,229

PREFERRED STOCK — 0.8%

BRAZIL — 0.8%
Centrais Electricas Brasileiras SA (b) (Cost $2,500,244)	281,804	2,048,674

Total Investments— 98.1% (Cost $256,539,017)		$254,850,903

Percentages are based on Net Assets of $259,703,036.

*	Non-income producing security.
(a)	Level 3 security in accordance with fair value hierarchy.
(b)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2023 (UNAUDITED)

PJSC — Public Joint-Stock Company

The following is a summary of the level of the inputs used as of April 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Austria	$—	$2,657,743		$—	$2,657,743
Brazil	15,598,927	—		—	15,598,927
Chile	1,584,093	—		—	1,584,093
China	4,569,395	56,339,602		—	60,908,997
Hong Kong	—	16,874,235		—	16,874,235
Hungary	—	1,307,669		—	1,307,669
India	—	31,542,405		—	31,542,405
Indonesia	—	3,863,985		—	3,863,985
Malaysia	—	2,486,516		—	2,486,516
Mexico	15,010,405	—		—	15,010,405
Netherlands	—	1,896,636		—	1,896,636
Portugal	—	1,771,596		—	1,771,596
Qatar	—	1,567,747		—	1,567,747
Russia	—	—		—(1)	—(1)
Saudi Arabia	—	4,066,253		—	4,066,253
South Africa	2,037,147	17,842,658		—	19,879,805
South Korea	—	24,130,276		—	24,130,276
Taiwan	—	32,967,955		—	32,967,955
Thailand	—	4,222,283		—	4,222,283
Turkey	—	412,964		—	412,964
United Arab Emirates	—	7,491,715		—	7,491,715
United Kingdom	—	2,560,024		—	2,560,024
Preferred Stock
Brazil	2,048,674	—		—	2,048,674

Total Investments in Securities	$40,848,641	$214,002,262	$	—(1)	$254,850,903

(1)	Includes securities valued at zero.

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2023 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.3%

	Shares	Value

CHINA — 19.4%
Contemporary Amperex Technology, Cl A	42,426	$1,419,684
Sungrow Power Supply, Cl A	48,005	784,098
Wuxi Lead Intelligent Equipment, Cl A	293,018	1,621,887
Xinyi Solar Holdings	1,636,000	1,758,804
Zhejiang Sanhua Intelligent Controls, Cl A	368,572	1,244,219

		6,828,692

DENMARK — 11.9%
Novozymes, Cl B	27,916	1,456,225
Orsted	17,610	1,583,590
Vestas Wind Systems *	41,259	1,143,893

		4,183,708

GERMANY — 4.1%
Infineon Technologies	40,000	1,459,442

ITALY — 0.1%
Industrie De Nora	1,583	31,629

SPAIN — 6.6%
Iberdrola	180,223	2,339,791

TAIWAN — 4.6%
Voltronic Power Technology	28,000	1,610,002

UNITED KINGDOM — 4.8%
Croda International	19,319	1,697,555

UNITED STATES — 46.8%
Analog Devices	2,674	480,999
ANSYS *	5,234	1,643,057
Aptiv *	15,055	1,548,557
Autodesk *(a)	8,606	1,676,363
NextEra Energy	24,885	1,906,937

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2023 (UNAUDITED)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Rockwell Automation	5,795	$1,642,361
Schneider Electric (a)	10,177	1,778,163
TE Connectivity	14,751	1,805,080
Trane Technologies	11,095	2,061,562
Waste Management	11,815	1,961,881

		16,504,960

Total Common Stock (Cost $36,217,796)		34,655,779

Total Investments— 98.3% (Cost $36,217,796)		$34,655,779

Percentages are based on Net Assets of $35,237,839.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

Cl — Class

The following is a summary of the level of the inputs used as of April 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$—	$6,828,692	$—	$6,828,692
Denmark	—	4,183,708	—	4,183,708
Germany	—	1,459,442	—	1,459,442
Italy	—	31,629	—	31,629
Spain	—	2,339,791	—	2,339,791
Taiwan	—	1,610,002	—	1,610,002
United Kingdom	—	1,697,555	—	1,697,555
United States	14,726,797	1,778,163	—	16,504,960

Total Investments in Securities	$14,726,797	$19,928,982	$—	$34,655,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Assets:
Investments, at Value (Cost $260,299,054 and $1,722,406)	$293,177,576	$1,683,346
Foreign Currency, at Value (Cost $302,975 and $8,739)	303,748	8,912
Cash	2,801,615	92,482
Reclaim Receivable	336,232	2,407
Receivable for Capital Shares Sold	332,225	–
Dividend and Interest Receivable	47,680	2,818
Receivable due from Investment Adviser	–	15,818
Prepaid Expenses	28,600	6,731

Total Assets	297,027,676	1,812,514

Liabilities:
Payable due to Investment Adviser	152,084	–
Payable for Capital Shares Redeemed	32,646	93,683
Payable due to Administrator	23,329	8,630
Audit Fees Payable	13,371	13,371
Chief Compliance Officer Fees Payable	4,430	–
Payable due to Trustees	4,356	25
Distribution Fees Payable - A Shares	846	–
Other Accrued Expenses	43,733	5,832

Total Liabilities	274,795	121,541

Net Assets	$296,752,881	$1,690,973

NET ASSETS CONSIST OF:
Paid-in Capital	$270,799,666	$1,774,438
Total Distributable Earnings (Accumulated Losses)	25,953,215	(83,465)

Net Assets	$296,752,881	$1,690,973

I Shares:
Net Assets	$292,629,116	$1,690,973
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	19,544,660	184,516

Net Asset Value, Offering and Redemption Price Per Share	$14.97	$9.16

A Shares:
Net Assets	$4,123,765	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	276,138	N/A

Net Asset Value, Offering and Redemption Price Per Share	$14.93	N/A

Maximum Offering Price Per Share ($14.93/94.25%)	$15.84	N/A

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Assets:
Investments, at Value (Cost $256,539,017 and $36,217,796)	$254,850,903	$34,655,779
Foreign Currency, at Value (Cost $1,425,401 and $36,029)	1,437,635	37,113
Cash	7,170,769	448,242
Receivable for Investments Sold	1,266,969	112,209
Dividend and Interest Receivable	591,986	15,618
Receivable for Capital Shares Sold	249,952	–
Reclaim Receivable	38,212	18,340
Unrealized Appreciation on Forward Foreign Currency Contracts	–	26
Prepaid Expenses	22,832	8,400

Total Assets	265,629,258	35,295,727

Liabilities:
Payable for Capital Shares Redeemed	4,440,391	154
Payable for Investments Purchased	974,137	11,302
Accrued Foreign Capital Gains Tax on Appreciation	305,135	–
Payable due to Investment Adviser	127,285	7,627
Payable due to Administrator	21,492	8,630
Printing Fees Payable	15,993	5,641
Audit Fees Payable	13,371	13,371
Transfer Agent Fees Payable	9,199	5,939
Payable due to Trustees	4,638	541
Chief Compliance Officer Fees Payable	3,412	–
Unrealized Loss on Foreign Spot Currency Contracts	1,523	–
Distribution Fees Payable - A Shares	11	–
Custody Fees Payable	–	4,557
Other Accrued Expenses	9,635	126

Total Liabilities	5,926,222	57,888

Net Assets	$259,703,036	$35,237,839

NET ASSETS CONSIST OF:
Paid-in Capital	$285,893,971	$37,708,249
Total Accumulated Losses	(26,190,935)	(2,470,410)

Net Assets	$259,703,036	$35,237,839

I Shares:
Net Assets	$259,700,034	$35,237,839
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	28,128,514	4,264,415

Net Asset Value, Offering and Redemption Price Per Share	$9.23	$8.26

A Shares:
Net Assets	$3,002	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	323	N/A

Net Asset Value, Offering and Redemption Price Per Share	$9.31	N/A

Maximum Offering Price Per Share ($9.31/94.25%)	$9.88	N/A

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE SIX MONTHS ENDED APRIL 30, 2023 (UNAUDITED)

STATEMENTS OF OPERATIONS

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Investment Income:
Dividends	$2,136,009	$13,521
Less: Foreign Taxes Withheld	(148,212)	(1,195)

Total Investment Income	1,987,797	12,326

Expenses:
Investment Advisory Fees	1,020,742	6,033
Administration Fees - Note 4	133,661	52,068
Trustees’ Fees	11,068	65
Distribution Fees - A Shares	5,255	–
Chief Compliance Officer Fees	4,164	261
Transfer Agent Fees	44,187	14,832
Legal Fees	23,974	1,539
Printing Fees	20,001	166
Registration and Filing Fees	17,329	10,788
Audit Fees	13,371	13,371
Custodian Fees	2,708	1,851
Other Expenses	30,905	1,927

Total Expenses	1,327,365	102,901

Less:
Investment Advisory Fees Waiver	(163,849)	(6,033)
Reimbursement from Adviser	–	(89,881)
Fees Paid Indirectly — Note 4	(1,403)	(149)

Net Expenses	1,162,113	6,838

Net Investment Income	825,684	5,488

Net Realized Gain (Loss) on:
Investments	(2,151,057)	(14,587)
Foreign Currency Transactions	3,055	3,013

Net Realized Gain (Loss)	(2,148,002)	(11,574)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	34,870,373	352,267
Foreign Currency Transactions	28,451	332

Net Change in Unrealized Appreciation (Depreciation)	34,898,824	352,599

Net Realized and Net Change in Unrealized Gain	32,750,822	341,025

Net Increase in Net Assets Resulting from Operations	$33,576,506	$346,513

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE SIX MONTHS ENDED APRIL 30, 2023 (UNAUDITED)

STATEMENTS OF OPERATIONS (continued)

	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Investment Income:
Dividends	$2,831,795	$217,519
Less: Foreign Taxes Withheld	(235,646)	(11,911)

Total Investment Income	2,596,149	205,608

Expenses:
Investment Advisory Fees	835,522	127,659
Administration Fees - Note 4	110,436	52,068
Trustees’ Fees	9,284	1,388
Chief Compliance Officer Fees	3,848	729
Distribution Fees - A Shares	42	–
Custodian Fees	53,094	4,833
Transfer Agent Fees	38,870	16,547
Registration and Filing Fees	25,167	12,015
Legal Fees	19,421	4,245
Printing Fees	17,655	2,506
Audit Fees	13,371	13,371
Other Expenses	26,239	4,917

Total Expenses	1,152,949	240,278

Less:
Investment Advisory Fees Waiver	(205,617)	(86,919)
Fees Paid Indirectly — Note 4	(1,077)	(165)

Net Expenses	946,255	153,194

Net Investment Income	1,649,894	52,414

Net Realized Gain (Loss) on:
Investments	(8,985,868)	(11,854)
Foreign Currency Transactions	(80,114)	6,224

Net Realized Gain (Loss)	(9,065,982)	(5,630)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	31,606,780	4,107,169
Foreign Capital Gains Tax on Securities	(114,579)	–
Foreign Currency Transactions	10,651	(204)

Net Change in Unrealized Appreciation (Depreciation)	31,502,852	4,106,965

Net Realized and Net Change in Unrealized Gain	22,436,870	4,101,335

Net Increase in Net Assets Resulting from Operations	$24,086,764	$4,153,749

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net Investment Income	$825,684	$804,083
Net Realized Loss	(2,148,002)	(5,226,944)
Net Change in Unrealized Appreciation (Depreciation)	34,898,824	(55,030,556)

Net Increase (Decrease) in Net Assets Resulting From Operations	33,576,506	(59,453,417)

Distributions:

I Shares	(927,095)	(334,326)
A Shares	(1,393)	–

Total Distributions	(928,488)	(334,326)

Capital Share Transactions:
I Shares:
Issued	56,034,123	132,399,157
Reinvestment of Distributions	878,337	295,167
Redeemed	(46,359,836)	(59,742,494)

Increase from I Shares Capital Share Transactions	10,552,624	72,951,830

A Shares:
Issued	348,099	1,242,535
Reinvestment of Distributions	1,393	–
Redeemed	(909,393)	(2,185,339)

Decrease from A Shares Capital Share Transactions	(559,901)	(942,804)

Net Increase in Net Assets From Capital Share Transactions	9,992,723	72,009,026

Total Increase in Net Assets	42,640,741	12,221,283

Net Assets:
Beginning of Year or Period	254,112,140	241,890,857

End of Year or Period	$296,752,881	$254,112,140

Shares Transactions:
I Shares:
Issued	3,950,304	8,822,497
Reinvestment of Distributions	63,464	17,486
Redeemed	(3,306,926)	(4,190,055)

Increase in Shares Outstanding from I Shares Transactions	706,842	4,649,928

A Shares:
Issued	24,290	81,316
Reinvestment of Distributions	101	–
Redeemed	(64,224)	(155,261)

Decrease in Shares Outstanding from A Shares Transactions	(39,833)	(73,945)

Net Increase in Shares Outstanding From Share Transactions	667,009	4,575,983

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:

Net Investment Income	$5,488	$8,358
Net Realized Loss	(11,574)	(39,581)
Net Change in Unrealized Appreciation (Depreciation)	352,599	(416,722)

Net Increase (Decrease) in Net Assets Resulting From Operations	346,513	(447,945)

Distributions:

I Shares	(7,354)	–

Total Distributions	(7,354)	–

Capital Share Transactions:
I Shares:
Issued	38,248	332,835
Reinvestment of Distributions	7,354	–
Redeemed	(97,209)	(290,276)

Increase (Decrease) from I Shares Capital Share Transactions	(51,607)	42,559

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(51,607)	42,559

Total Increase (Decrease) in Net Assets	287,552	(405,386)

Net Assets:
Beginning of Year or Period	1,403,421	1,808,807

End of Year or Period	$1,690,973	$1,403,421

Shares Transactions:
I Shares:
Issued	4,303	43,448
Reinvestment of Distributions	906	–
Redeemed	(10,630)	(38,139)

Increase (Decrease) in Shares Outstanding from I Shares Transactions	(5,421)	5,309

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(5,421)	5,309

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:

Net Investment Income	$1,649,894	$3,586,891
Net Realized Loss	(9,065,982)	(15,874,278)
Net Change in Unrealized Appreciation (Depreciation)	31,502,852	(38,129,320)

Net Increase (Decrease) in Net Assets Resulting From Operations	24,086,764	(50,416,707)

Distributions:
I Shares	(2,859,338)	(9,557,980)
A Shares	–	(1,241)

Total Distributions	(2,859,338)	(9,559,221)

Capital Share Transactions:
I Shares:
Issued	119,766,574	96,348,375
Reinvestment of Distributions	2,856,902	9,535,077
Redeemed	(13,122,569)	(23,322,017)

Increase from I Shares Capital Share Transactions	109,500,907	82,561,435

A Shares:
Issued	2,615,613	3,449,828
Reinvestment of Distributions	–	1,241
Redeemed	(2,585,139)	(3,500,168)

Increase (Decrease) from A Shares Capital Share Transactions	30,474	(49,099)

Net Increase in Net Assets From Capital Share Transactions	109,531,381	82,512,336

Total Increase in Net Assets	130,758,807	22,536,408

Net Assets:
Beginning of Year or Period	128,944,229	106,407,821

End of Year or Period	$259,703,036	$128,944,229

Shares Transactions:
I Shares:
Issued	13,207,293	9,171,351
Reinvestment of Distributions	318,140	813,340
Redeemed	(1,414,030)	(2,261,108)

Increase in Shares Outstanding from I Shares Transactions	12,111,403	7,723,583

A Shares:
Issued	285,334	340,722
Reinvestment of Distributions	–	106
Redeemed	(285,336)	(341,803)

Decrease in Shares Outstanding from A Shares Transactions	(2)	(975)

Net Increase in Shares Outstanding From Share Transactions	12,111,401	7,722,608

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:

Net Investment Income	$52,414	$125,612

Net Realized Loss	(5,630)	(932,278)

Net Change in Unrealized Appreciation (Depreciation)	4,106,965	(5,933,484)

Net Increase (Decrease) in Net Assets Resulting From Operations	4,153,749	(6,740,150)

Distributions:

I Shares	(105,011)	(68,521)

Total Distributions	(105,011)	(68,521)

Capital Share Transactions:
I Shares:
Issued	32,711	23,181,006
Reinvestment of Distributions	105,011	68,521
Redeemed	(43,799)	(53,392)

Increase from I Shares Capital Share Transactions	93,923	23,196,135

Net Increase in Net Assets From Capital Share Transactions	93,923	23,196,135

Total Increase in Net Assets	4,142,661	16,387,464

Net Assets:
Beginning of Year or Period	31,095,178	14,707,714

End of Year or Period	$35,237,839	$31,095,178

Shares Transactions:
I Shares:
Issued	4,019	2,777,359
Reinvestment of Distributions	13,638	7,018
Redeemed	(5,518)	(6,714)

Increase in Shares Outstanding from I Shares Transactions	12,139	2,777,663

Net Increase in Shares Outstanding From Share Transactions	12,139	2,777,663

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

				I Shares

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$13.27		$16.59	$12.35	$11.67	$10.19	$10.00

Income from Investment Operations:
Net Investment Income*	0.04		0.05	0.03	0.07	0.09	0.08
Net Realized and Unrealized Gain (Loss)	1.71		(3.35)	4.26	0.72	1.47	0.12

Total from Investment Operations	1.75		(3.30)	4.29	0.79	1.56	0.20

Dividends and Distributions:
Net Investment Income	(0.05)		(0.02)	(0.05)	(0.07)	(0.08)	(0.01)
Capital Gains	—		—	—	(0.04)	—	—

Total Dividends and Distributions	(0.05)		(0.02)	(0.05)	(0.11)	(0.08)	(0.01)

Net Asset Value, End of Year or Period	$14.97		$13.27	$16.59	$12.35	$11.67	$10.19

Total Return†	13.23%		(19.91)%	34.85%	6.77%	15.45%	1.98%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$292,629		$249,939	$235,443	$96,258	$60,832	$33,481
Ratio of Expenses to Average Net Assets	0.85%	††	0.85%	0.85%	0.85%	0.85%	0.85%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.97%	††	0.99%	1.02%	1.24%	1.56%	2.10%	††
Ratio of Net Investment Income to Average Net Assets	0.61%	††	0.32%	0.17%	0.60%	0.79%	0.93%	††
Portfolio Turnover Rate	3%	‡	3%	5%	9%	7%	9%	‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on December 11, 2017.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

				A Shares

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$13.21		$16.54	$12.31	$11.64	$10.19	$10.76

Income from Investment Operations:
Net Investment Income (Loss)*	0.02		0.01	—	0.05	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	1.70		(3.34)	4.25	0.71	1.47	(0.56)

Total from Investment Operations	1.72		(3.33)	4.25	0.76	1.52	(0.57)

Dividends and Distributions:
Net Investment Income	—	(2)	—	(0.02)	(0.05)	(0.07)	—
Capital Gains	—		—	—	(0.04)	—	—

Total Dividends and Distributions	—	(2)	—	(0.02)	(0.09)	(0.07)	—

Net Asset Value, End of Year or Period	$14.93		$13.21	$16.54	$12.31	$11.64	$10.19

Total Return†	13.06%		(20.13)%	34.58%	6.54%	15.10%	(5.30)%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$4,124		$4,173	$6,448	$4,266	$3,427	$398
Ratio of Expenses to Average Net Assets	1.10%	††	1.10%	1.10%	1.10%	1.10%	1.15%	††(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.22%	††	1.24%	1.28%	1.49%	1.78%	3.35%	††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.34%	††	0.06%	— %	0.38%	0.48%	(1.00)%	††
Portfolio Turnover Rate	3%	‡	3%	5%	9%	7%	9%	‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	Amount is less than $0.005.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

			I Shares

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$7.39		$9.80	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	0.03		0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	1.78		(2.45)	(0.19)

Total from Investment Operations	1.81		(2.41)	(0.20)

Dividends and Distributions:
Net Investment Income	(0.04)		—	—

Total Dividends and Distributions	(0.04)		—	—

Net Asset Value, End of Year or Period	$9.16		$7.39	$9.80

Total Return†	24.54%		(24.59)%	(2.00)%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$1,691		$1,403	$1,809
Ratio of Expenses to Average Net Assets	0.85%	††	0.85%	0.85%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	13.00%	††	11.88%	37.19%	††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	††	0.52%	(0.54)%	††
Portfolio Turnover Rate	5%	‡	18%	0%	‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on August 31, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

				I Shares

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$8.05		$12.83	$10.99	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.07		0.29	0.20	0.18	0.32
Net Realized and Unrealized Gain (Loss)	1.22		(4.11)	1.78	0.40	0.42

Total from Investment Operations	1.29		(3.82)	1.98	0.58	0.74

Dividends and Distributions:
Net Investment Income	(0.11)		(0.19)	(0.14)	(0.31)	(0.02)
Capital Gains	—		(0.77)	—	—	—

Total Dividends and Distributions	(0.11)		(0.96)	(0.14)	(0.31)	(0.02)

Net Asset Value, End of Year or Period	$9.23		$8.05	$12.83	$10.99	$10.72

Total Return†	16.03%		(32.04)%	18.00%	5.32%	7.37%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$259,700		$128,942	$106,391	$56,863	$44,973
Ratio of Expenses to Average Net Assets	0.85%	††	0.85%	0.85%	0.85%	0.85%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.03%	††	1.15%	1.29%	1.65%	1.99%	††
Ratio of Net Investment Income to Average Net Assets	1.48%	††	2.80%	1.52%	1.74%	3.31%	††
Portfolio Turnover Rate	24%	‡	29%	111%	55%	62%	‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on November 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

			A Shares

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$8.03	$12.80	$10.97	$10.70	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	(0.01)	0.09	0.13	0.16	0.28
Net Realized and Unrealized Gain (Loss)	1.29	(3.93)	1.81	0.39	0.43

Total from Investment Operations	1.28	(3.84)	1.94	0.55	0.71

Dividends and Distributions:
Net Investment Income	—	(0.16)	(0.11)	(0.28)	(0.01)
Capital Gains	—	(0.77)	—	—	—

Total Dividends and Distributions	—	(0.93)	(0.11)	(0.28)	(0.01)

Net Asset Value, End of Year or Period	$9.31	$8.03	$12.80	$10.97	$10.70

Total Return†	15.94%	(32.22)%	17.70%	5.09%	7.14%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$3	$3	$17	$14	$11
Ratio of Expenses to Average Net Assets	1.08%††	1.10%	1.10%	1.10%	1.10%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.22%††	1.42%	1.52%	1.92%	2.24%††
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.22)%††	0.80%	0.99%	1.54%	2.94%††
Portfolio Turnover Rate	24%‡	29%	111%	55%	62%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on November 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

			I Shares

	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$7.31		$9.97	$10.00

Income from Investment Operations:
Net Investment Income*	0.01		0.04	–
Net Realized and Unrealized Gain (Loss)	0.96		(2.65)	(0.03)

Total from Investment Operations	0.97		(2.61)	(0.03)

Dividends and Distributions:
Net Investment Income	(0.02)		(0.02)	—
Capital Gains	—		(0.03)	—

Total Dividends and Distributions	(0.02)		(0.05)	—

Net Asset Value, End of Year or Period	$8.26		$7.31	$9.97

Total Return†	13.36%		(26.33)%	(0.30)%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$35,238		$31,095	$14,708
Ratio of Expenses to Average Net Assets	0.90	%††	0.90%	0.90	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.41	%††	1.64%	3.71	%††
Ratio of Net Investment Income to Average Net Assets	0.31	%††	0.52%	0.02	%††
Portfolio Turnover Rate	13	%‡	42%	6	%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on August 31, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund (individually, the “Fund” or collectively, the “Funds”). The investment objective of each of the Ninety One Global Franchise Fund, the Ninety One Emerging Markets Equity Fund, and the Ninety One International Franchise Fund is to seek long-term capital growth; the investment objective of the Ninety One Global Environment Fund is to seek capital growth and long-term income. The Funds are classified as non-diversified investment companies. Ninety One North America, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Ninety One Global Franchise Fund commenced operations on December 11, 2017, and currently offers Class I Shares (effective as of December 11, 2017) and Class A Shares (effective as of September 28, 2018). The Ninety One International Franchise Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The Ninety One Emerging Markets Equity Fund commenced operations on November 28, 2018, and currently offers Class I Shares and Class A Shares. The Ninety One Global Environment Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each of the funds are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Board and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with

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the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Funds Services (the “Administrator”) and can request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

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Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense

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in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividends if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and net change in unrealized gain and loss on investments on the Statement of Operations. Net realized and net change in unrealized gain and loss on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers

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are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the six months ended April 30, 2023, the Funds incurred $133,661, $52,068, $110,436 and $52,068 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to A Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares as compensation for distribution and shareholder services. For the six months ended April 30, 2023, the Funds incurred $5,255, $–, $42 and $– for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C GIDS, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the six months ended April 30, 2023, the Funds earned cash management credits of $1,403, $149, $1,077 and $165 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

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5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate. The advisory fees for each Fund are as follows:

Advisory Fee
Ninety One Global Franchise Fund	0.75%
Ninety One International Franchise Fund	0.75%
Ninety One Emerging Markets Equity Fund	0.75%
Ninety One Global Environment Fund	0.75%

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses, taxes, acquired fund fee expenses and non-routine expenses) from exceeding certain contractual expense limitations of the average daily net assets of the Funds’ I Shares and A Shares until February 28, 2024 (the “Expense Limitation”). Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Ninety One Global Franchise Fund	0.85%
Ninety One International Franchise Fund	0.85%
Ninety One Emerging Markets Equity Fund	0.85%
Ninety One Global Environment Fund	0.90%

Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the six months ended April 30, 2023. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 29, 2024. During the six months ended April 30, 2023, there has been no recoupment of previously waived and reimbursed fees. As of April 30, 2023, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, are as follows:

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	Expiring	Expiring	Expiring

	2024	2025	2026	Total
Ninety One Global Franchise Fund	$320,546	$318,544	$367,307	$1,006,397
Ninety One International Franchise Fund	N/A	118,229	186,952	305,181
Ninety One Emerging Markets Equity Fund	356,305	382,255	424,027	1,162,587
Ninety One Global Environment Fund	N/A	118,942	184,463	303,405

6. Investment Transactions:

For the six months ended April 30, 2023, the Ninety One Global Franchise Fund made purchases of $20,919,917 and sales of $7,813,679 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the six months ended April 30, 2023, the Ninety One International Franchise Fund made purchases of $72,144 and sales of $75,219 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the six months ended April 30, 2023, the Ninety One Emerging Markets Equity Fund made purchases of $159,878,728 and sales of $52,994,234 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the six months ended April 30, 2023, the Ninety One Global Environment Fund made purchases of $4,534,144 and sales of $4,407,040 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, net operating loss offset to short-term capital gain, reclassification of distribution and investments in PFICs.

For year ended October 31, 2022, there were no permanent difference between Paid in capital and Distributable earnings.

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The tax character of dividends and distributions declared during the last two fiscal periods was as follows:

	Ordinary Income	Long-Term Capital Gain	Total

Ninety One Global Franchise Fund

2022	$334,326	$—	$334,326

2021	441,746	—	441,746

Ninety One International Franchise Fund

2022	—	—	—

2021	—	—	—

Ninety One Emerging Markets Equity Fund

2022	2,179,224	7,379,997	9,559,221

2021	732,950	—	732,950

Ninety One Global Environment Fund

2022	68,521	—	68,521

2021	—	—	—

As of October 31, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ninety One Global Franchise Fund

Undistributed Ordinary Income	$680,669
Capital Loss Carryforwards	(5,366,554)
Unrealized Depreciation	(2,008,916)
Other Temporary Differences	(2)

Total Accumulated Loss	$(6,694,803)

Ninety One International Franchise Fund

Undistributed Ordinary Income	$7,342
Capital Loss Carryforwards	(38,020)
Unrealized Depreciation	(391,947)
Other Temporary Differences	1

Total Accumulated Loss	$(422,624)

Ninety One Emerging Markets Equity Fund

Undistributed Ordinary Income	$2,596,212
Capital Loss Carryforwards	(13,097,783)
Unrealized Depreciation	(36,916,788)
Other Temporary Differences	(2)

Total Accumulated Loss	$(47,418,361)

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Ninety One Global Environment Fund

Undistributed Ordinary Income	$104,820
Capital Loss Carryforwards	(683,869)
Unrealized Depreciation	(5,940,099)

Total Accumulated Loss	$(6,519,148)

During the year ended October 31, 2022, none of the funds utilized capital loss carryforwards to offset capital gains.

Capital loss carryforward rules allow for Registered Investment Companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total

Ninety One Global Franchise Fund	$2,806,825	$2,559,729	$5,366,554

Ninety One International Franchise Fund	38,020	—	38,020

Ninety One Emerging Markets Equity Fund	7,684,154	5,413,629	13,097,783

Ninety One Global Environment Fund *	460,642	223,227	683,869

* The Global Environment Fund utilization of carryforwards will be subject to annual limitations.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at April 30, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation

Ninety One Global Franchise Fund
	$260,299,054	$37,215,318	$(4,336,796)	$32,878,522

Ninety One International Franchise Fund
	1,722,406	100,208	(139,268)	(39,060)

Ninety One Emerging Markets Equity Fund
	256,539,017	13,453,814	(15,141,928)	(1,688,114)

Ninety One Global Environment Fund
	36,217,796	2,097,645	(3,659,662)	(1,562,017)

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8. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Accordingly, each Fund will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

Climate Change Focused Investment Risk (Global Environment Fund) – Because the Fund focuses its investments in securities of companies involved in climate change-related industries, the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The Fund is particularly susceptible to changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments.. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries have more limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities

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issued by a foreign entity. GDRs, EDRs, and other types of Depositary Receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of Depositary Receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. The values of Depositary Receipts may decline for a number of reasons relating to the issuers or sponsors of the Depositary Receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, shares of Depositary Receipts, as well as shares of ETFs that have economic characteristics similar to equity securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing

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staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ESG Criteria Risk (Global Environment Fund) – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities with respect to the Global Environment Fund. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

ETFs Risk (Emerging Markets Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk (All Funds) – Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or

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appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Risk of Investing in China (Emerging Markets Equity Fund, Global Environment Fund, and International Franchise Fund) – The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. A Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

RQFII Risk (Global Environment Fund) – The Fund intends to invest directly in A-Shares through the Adviser, who is licensed as a RQFII. In addition, the RQFII license of the Adviser may be revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s RQFII license was eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This could have a material adverse impact on the Fund’s performance and its ability to meet its investment objective.

Stock Connect Investing Risk (Emerging Markets Equity Fund, Global Environment Fund, and International Franchise Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Moreover, China A Shares purchased through Stock Connect generally may

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, a Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Fund purchases of China A Shares through Stock Connect involve ownership rights that are exercised differently than those involved in U.S. securities markets. When a Fund buys a Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock through Stock Connect, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock. A Fund as the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, a Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under Stock Connect, and such difficulty may expose a Fund to risk of loss.

Sustainable Investment Risk (Global Environment Fund) – The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or business within the same economic sector. Additionally, due to this sustainability approach, the Fund may not be invested in certain industries or sectors. As a result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to ESG practices, which may cause the Fund to sell a security when it might otherwise be disadvantageous to do so.

9. Concentration of Shareholders:

As of April 30, 20203, 81% of I Shares outstanding were held by five record shareholders and 85% of A Shares outstanding were held by four record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Franchise Fund.

As of April 30, 2023, 90% of I Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One International Franchise Fund.

As of April 30, 2023, 54% of I Shares outstanding were held by one record shareholder and 90% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Emerging Markets Equity Fund.

As of April 30, 2023, 90% of I Shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Environment Fund.

These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

10. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from November 1, 2022 to April 30, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a$1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5%return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

	Beginning Account Value 11/01/22	Ending Account Value 4/30/23	Annualized Expenses Ratios	Expense Paid During Period*
Ninety One Global Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$1,132.30	0.85%	$4.49
Hypothetical 5% Return	1,000.00	1,020.58	0.85	4.26
A Shares
Actual Fund Return	$1,000.00	$1,130.60	1.10%	$5.81
Hypothetical 5% Return	1,000.00	1,019.34	1.10	5.51

Ninety One International Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$1,245.40	0.85%	$4.73
Hypothetical 5% Return	1,000.00	1,020.58	0.85	4.26

Ninety One Emerging Markets Equity Fund
I Shares
Actual Fund Return	$1,000.00	$1,160.30	0.85%	$4.55
Hypothetical 5% Return	1,000.00	1,020.58	0.85	4.26
A Shares
Actual Fund Return	$1,000.00	$1,159.40	1.08%	$5.78
Hypothetical 5% Return	1,000.00	1,019.44	1.08	5.41

Ninety One Global Environment Fund
I Shares
Actual Fund Return	$1,000.00	$1,133.60	0.90%	$4.76
Hypothetical 5% Return	1,000.00	1,020.33	0.90	4.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2023 (UNAUDITED)

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 15, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

●

the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

●	during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

●	no material changes had been made to the Program during the period covered by the report.

Further, during the period covered by the report, the Administrator reported to the Board, in accordance with applicable SEC staff guidance, in advance of an extended local market holiday closure that the Ninety One Emerging Markets Equity Fund and Ninety One Global Environment Fund could temporarily hold illiquid securities in excess of 15% of such Fund’s net assets solely due to such extended local market holiday closure.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Ninety One Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-IAM-USA1

Investment Adviser:

Ninety One North America, Inc.

65 E 55th Street, 30th floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

INV-SA-001-0600

(b)      Not applicable.

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a)  The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: July 7, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: July 7, 2023